Exhibit 99.1

Supplemental Historical Segment Financial Information of The ODP Corporation

Annual Results FY20 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$5,335	$3,578	$0	$6,344	$(6,385)	$8,872
Cost of goods sold and occupancy costs	3,958	3,115	0	6,255	(6,407)	6,921

Gross profit	1,377	463	0	89	22	1,951
Selling, general and administrative expenses	1,060	412	0	61	128	1,661
Asset impairments	0	0	0	0	182	182
Merger, restructuring and other operating expenses, net	0	0	0	0	102	102

Operating income	$317	$51	$0	$28	$(390)	$6

Q1 FY21 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,325	$855	$0	$1,516	$(1,522)	$2,174
Cost of goods sold and occupancy costs	965	747	1	1,494	(1,528)	1,679

Gross profit	360	108	(1)	22	6	495
Selling, general and administrative expenses	252	105	4	15	25	401
Asset impairments	0	0	0	0	12	12
Merger, restructuring and other operating expenses, net	0	0	0	0	13	13

Operating income	$108	$3	$(5)	$7	$(44)	$69

Q2 FY21 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,161	$914	$1	$1,473	$(1,479)	$2,070
Cost of goods sold and occupancy costs	876	793	1	1,451	(1,483)	1,638

Gross profit	285	121	0	22	4	432
Selling, general and administrative expenses	235	103	6	14	32	390
Asset impairments	0	0	0	0	1	1
Merger, restructuring and other operating expenses, net	0	0	0	0	11	11

Operating income	$50	$18	$(6)	$8	$(40)	$30

Q3 FY21 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,239	$947	$2	$1,528	$(1,537)	$2,179
Cost of goods sold and occupancy costs	894	814	2	1,507	(1,542)	1,675

Gross profit	345	133	0	21	5	504
Selling, general and administrative expenses	237	99	10	14	22	382
Asset impairments	0	0	0	0	5	5
Merger, restructuring and other operating expenses, net	0	0	0	0	13	13

Operating income	$108	$34	$(10)	$7	$(35)	$104

Q4 FY21 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,139	$910	$2	$1,474	$(1,483)	$2,042
Cost of goods sold and occupancy costs	854	790	1	1,454	(1,489)	1,610

Gross profit	285	120	1	20	6	432
Selling, general and administrative expenses	226	102	14	13	30	385
Asset impairments	0	0	0	0	2	2
Merger, restructuring and other operating expenses, net	0	0	0	0	14	14

Operating income	$59	$18	$(13)	$7	$(40)	$31

Annual Results FY21 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$4,864	$3,626	$5	$5,991	$(6,021)	$8,465
Cost of goods sold and occupancy costs	3,589	3,145	4	5,906	(6,042)	6,602

Gross profit	1,275	481	1	85	21	1,863
Selling, general and administrative expenses	950	409	35	55	109	1,558
Asset impairments	0	0	0	0	20	20
Merger, restructuring and other operating expenses, net	0	0	0	0	51	51

Operating income	$325	$72	$(34)	$30	$(159)	$234

Q1 FY22 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,201	$984	$2	$1,533	$(1,542)	$2,178
Cost of goods sold and occupancy costs	871	858	1	1,511	(1,547)	1,694

Gross profit	330	126	1	22	5	484
Selling, general and administrative expenses	234	107	16	14	25	396
Asset impairments	0	0	0	0	2	2
Merger, restructuring and other operating expenses, net	0	0	0	0	10	10

Operating income	$96	$19	$(15)	$8	$(32)	$76

Q2 FY22 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,039	$1,000	$1	$1,416	$(1,422)	$2,034
Cost of goods sold and occupancy costs	777	858	1	1,394	(1,427)	1,603

Gross profit	262	142	0	22	5	431
Selling, general and administrative expenses	213	106	16	14	28	377
Asset impairments	0	0	0	0	3	3
Merger, restructuring and other operating expenses, net	0	0	0	0	23	23

Operating income	$49	$36	$(16)	$8	$(49)	$28

Q3 FY22 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,143	$1,035	$2	$1,484	$(1,492)	$2,172
Cost of goods sold and occupancy costs	841	879	1	1,462	(1,497)	1,686

Gross profit	302	156	1	22	5	486
Selling, general and administrative expenses	219	108	18	13	33	391
Asset impairments	0	0	0	0	3	3
Merger, restructuring and other operating expenses, net	0	0	0	0	8	8

Operating income	$83	$48	$(17)	$9	$(39)	$84

Q4 FY22 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$1,104	$1,005	$2	$1,450	$(1,455)	$2,106
Cost of goods sold and occupancy costs	831	857	1	1,430	(1,459)	1,660

Gross profit	273	148	1	20	4	446
Selling, general and administrative expenses	216	111	19	16	26	388
Asset impairments	0	0	0	0	6	6
Merger, restructuring and other operating expenses, net	0	0	0	0	(3)	(3)

Operating income	$57	$37	$(18)	$4	$(25)	$55

Annual Results FY22 - Total US GAAP	Office Depot	ODP Business Solutions	Varis	Veyer	Corporate, Shared Services and Eliminations	Total
Sales	$4,487	$4,024	$7	$5,883	$(5,910)	$8,491
Cost of goods sold and occupancy costs	3,318	3,452	4	5,799	(5,930)	6,643

Gross profit	1,169	572	3	84	20	1,848
Selling, general and administrative expenses	884	432	69	56	111	1,552
Asset impairments	0	0	0	0	14	14
Merger, restructuring and other operating expenses, net	0	0	0	0	39	39

Operating income	$285	$140	$(66)	$28	$(144)	$243

Amounts may not foot due to rounding. The sum of the quarterly amounts may not equal the reported amounts for the year due to rounding.